UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported December 22, 2008

BLACKBIRD PETROLEUM CORPORATION
 (Name of Small Business issuer in its charter)

NEVADA	000 – 53335	20-5965988
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification No.)

1630 York Avenue
Main Floor
New York, New York 10028
(Address of principal executive offices)

Registrant’s telephone number (212) 315-9705

Ark Development, Inc.
4225 New Forrest Drive
Plano, Texas 75093
 (Former name or former address, if changed since last report)

Copies to:
Marc Ross, Esq.
Elizabeth Ann Herman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
(212)930-9700
-------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Changes to the Board of Directors

The following sets forth the names of the newly appointed director and executive officer of Blackbird Petroleum Corporation (the “Company”), and the principal positions with the Company held by such person. The directors serve until their successors are elected. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions due to the limited scope of its operations in the past, but plans to establish some or all of such committees in the future. All such applicable functions have been performed by the Board of Directors as a whole. There are no family relationships among any of the directors or executive officers.

There are no material proceedings known to the Company to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any affiliate of such persons is a party adverse to the Company or has a material interest adverse to the Company. There are no legal proceedings known to the Company that are material to the evaluation of the ability or integrity of any of the Directors or executive officers.

Directors and Executive Officers

Jeffrey B. Wolin: Director, Secretary, and Vice President of Strategic Planning

On December 22, 2008, Jeffrey B. Wolin, age 51, was appointed by the Board of Directors to serve as a Director, Secretary, and Vice President of Strategic Planning to the Company.

Mr. Wolin has been the President of Brighton Capital, Ltd., a boutique investment banking firm representing parties in mergers and acquisitions, public and private placements, convertible preferred/debt offerings, senior debt offerings and related services since 1997. Previously, Mr. Wolin was a practicing corporate attorney with prominent firms in Los Angeles and Philadelphia.  Mr. Wolin is a graduate of the Columbia University with a degree in Biomedical and Chemical Engineering and a graduate of the University of Miami School of Law.

Item 9.01.  Financial Statements and Exhibits

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTIONS.

Not applicable.

(D) EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 29 , 2008.

BLACKBIRD PETROLEUM CORPORATION

By:
Antonio Treminio,
CEO & Chairman

3